VIRTUS SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024
($ reported in thousands)
	Shares	Value
Preferred Stock—2.0%
Germany—2.0%
Sartorius AG, 0.310%	36,208	$ 10,165
Total Preferred Stock (Identified Cost $11,895)		10,165

Common Stocks—95.4%
Brazil—2.5%
MercadoLibre, Inc.(1)	6,102	12,521
Canada—7.6%
Canadian Pacific Kansas City Ltd.	237,564	20,321
Shopify, Inc. Class A(1)	106,792	8,558
Waste Connections, Inc.	53,192	9,512
		38,391

China—2.6%
Yum China Holdings, Inc.	282,164	13,364
Denmark—4.7%
Novo Nordisk A/S Sponsored ADR	197,545	23,522
France—8.6%
Dassault Systemes SE	387,862	15,383
L’Oreal S.A.	40,148	17,968
LVMH Moet Hennessy Louis Vuitton SE	13,434	10,296
		43,647

Germany—2.5%
SAP SE Sponsored ADR(2)	56,178	12,870
Hong Kong—3.9%
AIA Group Ltd.	2,198,784	19,700
India—7.3%
HDFC Bank Ltd. ADR	323,509	20,239
Infosys Ltd. Sponsored ADR	741,080	16,504
		36,743

Ireland—5.5%
Experian plc	241,976	12,717
ICON plc ADR(1)	53,073	15,249
		27,966

Japan—4.1%
Recruit Holdings Co., Ltd.	163,460	9,900
	Shares	Value

Japan—continued
Sysmex Corp.	542,686	$ 10,675
		20,575

Mexico—5.5%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	150,580	14,864
Wal-Mart de Mexico SAB de C.V.	4,207,602	12,695
		27,559

Netherlands—7.8%
Adyen N.V.(1)	6,645	10,375
Heineken N.V.	137,978	12,232
Universal Music Group N.V.	648,422	16,962
		39,569

Switzerland—9.6%
Alcon, Inc.	205,104	20,525
Nestle S.A. Registered Shares	126,356	12,684
Sika AG Registered Shares	46,258	15,309
		48,518

Taiwan—3.1%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	89,244	15,499
United Kingdom—12.9%
Aon plc Class A	71,406	24,706
Haleon plc	2,387,099	12,539
Linde plc	26,642	12,704
Sage Group plc (The)	1,095,422	15,004
		64,953

United States—7.2%
Atlassian Corp. Class A(1)	59,698	9,481
STERIS plc	111,299	26,994
		36,475

Total Common Stocks (Identified Cost $442,798)		481,872

Total Long-Term Investments—97.4% (Identified Cost $454,693)		492,037

	Shares	Value

Securities Lending Collateral—1.6%
Dreyfus Government Cash Management Fund - Institutional Shares(3),(4)	8,147,161	$ 8,147
Total Securities Lending Collateral—1.6% (Identified Cost $8,147)		8,147

TOTAL INVESTMENTS—99.0% (Identified Cost $462,840)		$500,184
Other assets and liabilities, net—1.0%		5,106
NET ASSETS—100.0%		$505,290

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings†
United Kingdom	13%
Switzerland	10
United States	9
France	9
Netherlands	8
Canada	8
India	7
Other	36
Total	100%
† % of total investments as of September 30, 2024.
See Notes to Schedule of Investments

VIRTUS SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of September 30, 2024, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Preferred Stock	$10,165	$10,165
Common Stocks	481,872	481,872
Securities Lending Collateral	8,147	8,147
Total Investments	$500,184	$500,184
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2024.
There were no transfers into or out of Level 3 related to securities held at September 30, 2024.
See Notes to Schedule of Investments

VIRTUS SGA International Growth Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2024
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual Financials.
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